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                                                                   EXHIBIT 10.20

                                Amendment No. 1
                                      to
                               Credit Agreement
                           dated as of March 1, 1998
                                    between
                         MK GOLD COMPANY, as Borrower
                                      and
                   LEUCADIA NATIONAL CORPORATION, as Lender

This Amendment No. 1 dated as of March 1, 2000 hereby amends the Credit Agreement entered into as of March 1, 1998, between MK GOLD COMPANY, a Delaware corporation ("Borrower"), and LEUCADIA NATIONAL CORPORATION, a New York corporation ("Lender").

          1.  Section 1.1 "Defined Terms" is hereby amended as follows:

          The definition of "Commitment" is hereby amended in its entirety to
                             ----------
read as follows:

          "Commitment" means the aggregate commitment of Lender to make Loans,
           ----------
which aggregate commitment initially was $20,000,000 and from and after the effective date of this Amendment No. 1 until the Termination Date will be increased to $30,000,000, as such amount may be reduced from time to time in accordance with the Agreement."

          "Termination Date" shall mean December 15, 2001, or such earlier date
           ----------------
as may be determined in accordance with subsection 2.1(e)."

          2.  Subsection 2.1(d) "Note" shall be amended by substituting the
                                 ----
following for the first sentence of subsection 2.1(d):

           "Loans made by Lender shall be evidenced by a promissory note to be executed and delivered by Borrower. On the effective date of this Amendment No. 1, Borrower shall deliver to Lender an executed promissory note in the form of Exhibit A to this Amendment No. 1, and Lender shall return to Borrower the executed promissory note dated as of March 1, 1998. From and after the effective date of this Amendment No. 1, the promissory note delivered by Borrower on such date shall constitute the Note for purposes of the Agreement."

          3. Section 4.1 "Financial Condition" is hereby amended (x) to delete
                          -------------------
from the second line thereof the date "December 31, 1996" and to replace that date with "December 31, 1998 and (y) to delete from the fifth line thereof the date "September 30, 1997" and to replace that date with "September 30, 1999".

          4. Section 4.5 "No Material Adverse Effect" is hereby amended to
                          --------------------------
delete from the first and last lines thereof the date "December 31, 1996" and to replace that date in each place with "December 31, 1998".

          5. In all other respects, the Credit Agreement dated as of March 1, 1998 shall remain in effect.
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          6. The effective date of this Amendment No. 1 shall be as of March 1,
2000.

          7. The Credit Agreement dated as of March 1, 1998, as amended by Amendment No. 1 dated as of March 1, 2000, the letter agreement (undated) between Borrower and Lender pursuant to which, among other things, Lender consented to Borrower's acquisition of Riomin Exploraciones, S.A., taken together with all other Loan Documents and all certificates and other documents delivered by Borrower to Lender pursuant to the Loan Documents, embodies the parties entire agreement and supercedes all prior agreements, written or oral, relating to the subject matter thereof.

          8. This Amendment No. 1 may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to one single counterpart so that all signature pages are physically attached to the same document.


                          [Intentionally left blank.]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                Borrower:

                                MK GOLD COMPANY

                                By: /s/
                                   -------------------------------------
                                     Name:
                                     Title:



                                Lender:

                                LEUCADIA NATIONAL CORPORATION

                                By: /s/
                                   -------------------------------------
                                     Name:
                                     Title:

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                                                                       Exhibit A


                                MK GOLD COMPANY

                                PROMISSORY NOTE


U.S. $30,000,000                                             New York, New York
                                                                  March 1, 2000


          FOR VALUE RECEIVED, MK GOLD COMPANY, a Delaware corporation ("Borrower"), promises to pay to the order of LEUCADIA NATIONAL CORPORATION, a New York corporation ("Payee"), on or before the Termination Date (as defined in the Credit Agreement referred to below) the lesser of (x) THIRTY MILLION DOLLARS ($30,000,000) and (y) the unpaid principal amount of all Loans made by Payee to Borrower under the Credit Agreement referred to below.

          Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times provided by that certain Credit Agreement, dated as of March 1, 1998, between Borrower and Payee as amended by Amendment No. 1, dated as of March 1, 2000 (such amended Credit Agreement as it may be further amended, the "Credit Agreement"). Capitalized terms used herein and not defined have the meanings assigned to them in the Credit Agreement.

          This Note is Borrower's "Note" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

          All payments of principal and in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the location designated by Payee.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding
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Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to prepayment at the option of Borrower as provided in subsection 2.4(a)(i) of the Credit Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                            MK GOLD COMPANY

                                            By:______________________
                                               Name:
                                               Title:

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